PECO ENERGY TRANSITION TRUST
                   MONTHLY SERVICER CERTIFICATE - APRIL, 1999

---------------------------------------------------------------------------
Monthly                        From:                                To:
---------------------------------------------------------------------------
Remittance Period:             4/8/99                               5/3/99
---------------------------------------------------------------------------
                               --------------------------------------------
                                    Monthly Allocation Date:        5/3/99
                               --------------------------------------------

1) General Account Balances Available for Distribution:
     A General Subaccount Beginning Balance:                                                       $         --
       (should = $0 unless PECO's rating is downgraded and PECO has to remit ITC every 48 hrs.)
Add: B ITC Remittances for Collection Period (Source: Monthly Servicer Report, final line - #3)    $ 9,701,067.21
                                                                                                   --------------
     C General Subaccount Balances Available for Distribution:                                                       $ 9,701,067.21

   Other Subaccounts (Beginning Balances):
     1 Series                                                                                      $         --
     2 Interest
     3 Principal
     4 Reserve                                                                                               --
     5 Overcollateralization                                                                                 --
     6 Capital                                                                                     $20,000,000.00
     7 Loss                                                                                                  --
     8 Interest Deposit                                                                                      --
     9 Defeasance                                                                                            --
       ----------                                                                                  --------------
   Total Other Subaccount Balances:                                                                                  $20,000,000.00
                                                                                                                     --------------
         Total Collection Account Balances Available for Distribution:                                               $29,701,067.21

2) Distributions to be made from the General Account (from Subaccounts in order indicated
   in Indenture):

     A Bond Trustee Fees plus estimated expenses (paid monthly)                                    $     1,425.00

     B Issuer Trustee Fees (paid monthly)*                                                                 708.33

     C Servicing Fees (paid monthly)**                                                                 833,333.33

     D Operating Expenses to maximum $12,500/mo. (Includes accounting, legal, DTC and
       SEC filing fees for 8K's, 10Q's, etc.)                                                                --

     E Deposit to Series Subaccount allocated to Interest (see 3a below)                             6,009,682.00

     F Deposit to Series Subaccount allocated to Principal (see 3b below)                            2,389,350.00

     G Operating Fees in excess of 2D above                                                                  --

                                                                                                   --------------
       Subtotal:                                                                                                     $ 9,234,498.67

     H Deposit to Overcollateralization Subaccount (see 3c below)                                                    $   236,716.00

     I Deposit to Reserve Subaccount                                                                                     229,852.54
                                                                                                                     --------------
       Total Distributions:                                                                                          $ 9,701,067.21

3)Calculations of Distributions (Source: Prospectus)
   a) Interest Beginning Balance of Series Subaccount in respect of Interest:                      $         --
        Less: Monthly Allocated Interest Balance as of Current Remittance Date:                     (6,009,682.00)
        ---------------------------------------------------------------------------------------------------------
        Deposit to Series Subaccount allocated to Interest                                                           $ 6,009,682.00

   b) Principal Beginning Balance of Series Subaccount in respect of Principal:                    $         --
        Less: Monthly Allocated Principal Balance as of Current Remittance Date                     (2,389,350.00)
        ---------------------------------------------------------------------------------------------------------
        Deposit to Series Subaccount allocated to Principal                                                          $ 2,389,350.00

   c) Overcollateralization Beginning Balance of Overcollateralization Subaccount:                 $         --
        Less: Monthly Allocated Overcollateralization Balance as of Current Remittance Date:          (236,716.00)
        ---------------------------------------------------------------------------------------------------------
        Deposit to Overcollateralization Subaccount                                                                  $   236,716.00


                          PECO ENERGY TRANSITION TRUST
                   MONTHLY SERVICER CERTIFICATE - APRIL, 1999

---------------------------------------------------------------------------
Monthly                        From:                                To:
---------------------------------------------------------------------------
Remittance Period:             4/8/99                               5/3/99
---------------------------------------------------------------------------
                               --------------------------------------------
                                    Monthly Allocation Date:        5/3/99
                               --------------------------------------------


RIDER A:
--------
4) Withdrawals from Subaccounts:
     General                                                      $ 9,701,067.21
     Series                                                                --
     Interest                                                              --
     Principal                                                             --
     Reserve                                                               --
     Overcollateralization                                                 --
     Capital                                                               --
     Loss                                                                  --
     Interest Deposit                                                      --
     Defeasance                                                            --

5) Deposits to other Subaccounts:
     General                                                      $        --
     Series                                                                --
     Interest                                                       6,009,682.00
     Principal                                                      2,389,350.00
     Reserve                                                          229,852.54
     Overcollateralization                                            236,716.00
     Capital                                                               --
     Loss                                                                  --
     Interest Deposit                                                      --
     Defeasance                                                            --

6) Collection Account Ending Balance:
     General Subaccount                                           $        --
     Series Subaccount                                              2,389,350.00
     Interest                                                       6,009,682.00
     Principal                                                             --
     Reserve Subaccount                                               229,852.54
     Overcollateralization Subaccount                                 236,716.00
     Capital Subaccount                                            20,000,000.00
     Loss                                                                  --
     Interest Deposit                                                      --
     Defeasance                                                            --
                                                                 ---------------
          Total:                                                 $ 28,865,600.54
                                                                 ===============

                          PECO ENERGY TRANSITION TRUST
                             MONTHLY SERVICER REPORT



 ------------------------------------------------------
   Collection                   From:        To:
    Period:                     4/6/99     4/29/99
 -------------------------------------------------------------------------------------------------------------
    Monthly Report for:                     April-99                         Residential:
 ------------------------------------------------------               R              RH               OP
 -------------------------------------------------------------------------------------------------------------
                                           SSB Order:                 2              1                 3
       1) Billed ITC Amounts estimated for the period:          $ 7,663,660     $ 2,028,362           $ -
          (From Salomon Cash-Flow Model)
vs.
          ---------------------------------------------------------------------------------------------------
       2) Actual Billed ITC Amounts for the period:             $ 8,426,201       2,203,848             -
         (Source: PECO Internal Data)
vs.
          ---------------------------------------------------------------------------------------------------
       3) ITC Cash Collections this Period                   $ 2,675,406.54      716,450.91          -
          (Source: PECO Internal Data)

         ----------------------------------------------------------------------------------------------------
       3) The aggregate Remittance Amount remitted by the Servicer to the Collection Account for this
           Collection Period:

                   (3 above, totaled for all 12 rate classes)


------------------------------------------------------------------------------------------------------------------
                                                                         RATES:
------------------------------------------------------------------------------------------------------------------
                                                                       Small C&I:
                                                            GS             POL        SLP   SLS     SLE    TL
------------------------------------------------------------------------------------------------------------------
                                           SSB Order:        4              6          8     9      10      5
      1) Billed ITC Amounts estimated for the period:     $ 8,448,646      $ -       $ -   $ -     $ -   $ 50,233
         (From Salomon Cash-Flow Model)
vs.
         ---------------------------------------------------------------------------------------------------------
      2) Actual Billed ITC Amounts for the period:         10,048,786     1,005
         (Source: PECO Internal Data)
vs.
         ---------------------------------------------------------------------------------------------------------
      3) ITC Cash Collections this Period                2,658,975.36    112.37        -      -       -        -
         (Source: PECO Internal Data)

         ---------------------------------------------------------------------------------------------------------
      3) The aggregate Remittance Amount remitted by the Servicer to the Collection Account for this
           Collection Period:
                   (3 above, totaled for all 12 rate classes)


------------------------------------------------------------------------------------------------------------
                                                                                  RATES:
------------------------------------------------------------------------------------------------------------
                                                                                Large C&I:
                                                                 PD                 HT               EP            TOTAL
------------------------------------------------------------------------------------------------------------
                                           SSB Order:            11                 13               12
      1) Billed ITC Amounts estimated for the period:      $ 1,142,537        $ 11,794,302       $ 523,902     $31,651,642
         (From Salomon Cash-Flow Model)
vs.
         --------------------------------------------------------------------------------------------------------------------
      2) Actual Billed ITC Amounts for the period:           1,101,456          10,072,558         823,259     $32,677,114
         (Source: PECO Internal Data)
vs.
         --------------------------------------------------------------------------------------------------------------------
      3) ITC Cash Collections this Period                   329,007.31        2,689,404.40      631,710.32  $ 9,701,067.21
         (Source: PECO Internal Data)

         --------------------------------------------------------------------------------------------------------------------
      3) The aggregate Remittance Amount remitted by the Servicer to the Collection Account for this
            Collection Period:                                                                                 $ 9,701,067.21
                                                                                                               ==============
                   (3 above, totaled for all 12 rate classes)